UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

Item 1 –	Reports to Stockholders

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate of $0.035 per share set once a year. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The Fund estimates that distributions for the fiscal year commenced November 1, 2011, including the distribution paid on May 11, 2012 and June 15, 2012 are comprised of 100% net investment income.

In January 2013, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2012 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

June 6, 2012

Dear Shareholder,

We present this Semiannual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2012. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Net Asset Value Performance

The Fund’s total return, based on net asset value (“NAV”), was 3.8% for the six months ended April 30, 2012 and 9.5% per annum since inception, assuming the reinvestment of dividends and distributions.

Share Price Performance

The Fund’s share price increased by 8.9% over the six month period, from $6.93 on October 31, 2011 to $7.55 on April 30, 2012. The Fund’s share price on April 30, 2012 represented a premium of 0.0% to the NAV per share of $7.55 on that date, compared with a discount of 7.4% to the NAV per share of $7.48 on October 31, 2011. At the date of this letter, the share price was $7.38 representing a premium of 0.5% to the NAV per share of $7.34.

Portfolio Allocation

As of April 30, 2012, the Fund held 42.5% of its total investments in Australian debt securities, 54.0% in Asian debt securities, 2.8% in European debt securities, 0.6% in U.S. debt securities and 0.1% in Canadian debt securities.

Of the Fund’s total investments, 34.6% were held in U.S. Dollar-denominated bonds issued by foreign issuers, bringing the Fund’s U.S. Dollar exposure to 34.9%. The rest of the Fund’s currency exposure was 45.3% in the Australian Dollar and 19.8% in various Asian currencies.

Credit Quality

As of April 30, 2012, 67.0% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s or Moody’s Investors Services, Inc., or, if unrated, judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2012 totaled $0.42 per share. Based on the share price of $7.55 on April 30, 2012, the distribution rate over the twelve-month period ended April 30, 2012 was 5.6%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

The Fund declared a distribution of $0.035 per share on May 14, 2012 to be paid on June 15, 2012 to all shareholders of record as of May 31, 2012. On June 6, 2012, the Board of Directors of the Fund (the “Board”) authorized a monthly distribution of $0.035 per share, payable on July 13, 2012 to common shareholders of record as of June 29, 2012.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.035 per share be maintained for twelve months, beginning with the July 13, 2012 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2013.

Share Repurchase Policy

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2012 and the fiscal year ended October 31, 2011, the Fund did not repurchase any shares.

Revolving Credit Facility and Leverage

The Fund has entered into a $600 million loan facility with a syndicate led by The Bank of Nova Scotia, which was renewed for a 364-day term on April 11, 2012. The outstanding balance on the loan as of April 30, 2012 was $600,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, we would like to highlight the monthly fact sheets including fund manager commentary, which are posted to the Fund’s website at www.aberdeenfax.com. The Fund’s web page also includes daily updates of share price, NAV and details of distributions. If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

Please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-522-5465 in the United States;
•	Emailing InvestorRelations@aberdeen-asset.com;
•	Visiting www.aberdeenfax.com.

For additional information on Aberdeen’s family of closed-end funds, we invite you to visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar® that are updated daily, tools that permit you to conduct performance charting and timely information from our fund managers, among other data. When you enroll in our online email services, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news and receive alerts regarding upcoming fund manager web casts, films and other information.

Yours sincerely,

Christian Pittard

President

All Amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Share Price Performance

On April 30, 2012, the Fund’s share price was $7.55, which represented a premium of 0.0% to the NAV per share of $7.55. As of June 6, 2012, the share price was $7.38, representing a premium of 0.5% to the NAV per share of $7.34.

Economic Review

Asian financial markets were resilient through the volatile six months under review. Initially, the deepening European debt crisis challenged sentiment, while U.S. politicians failed to agree on spending cuts. In Asia, weaker economic data deepened concerns over a sharper regional slowdown. But subsequently, massive liquidity injections in Europe eased concerns over escalating systemic risk. The other event was the second bailout of Greece, while significant in terms of headlines, it had little impact on markets. Elsewhere, U.S. economic data were unexpectedly positive while the Federal Reserve committed to low interest rates until the end of 2014. Towards the period end, however, inflation concerns were fuelled by a sharp rise in oil prices amid tensions over Iran’s nuclear ambitions. A spike in Spanish bond yields revived Eurozone contagion fears, while lackluster U.S. jobs data cast fresh doubt on the nascent recovery, although the U.S. Federal Reserve refrained from further stimulus.

In Asia, sluggish external demand hurt the more open economies, such as Singapore, Taiwan and Korea, which saw declines in exports and industrial production. China’s first-quarter growth disappointed, as did the manufacturing Purchasing Managers Index (“PMI”) in April. India’s expansion cooled on a fall in investments, while Korea’s economic activity decelerated. However, there were pockets of resilience. Gross domestic product accelerated in the Philippines, buoyed by consumer spending, while Malaysia and Indonesia benefited from higher investment and consumption. In Thailand, foreign direct investments and the manufacturing sector’s rebound underscored the faster-than-anticipated post-flood recovery.

Inflationary pressures abated in tandem with slowing regional growth. This provided room for central banks to ease policy to support economies through cuts in interest rates and reserve requirement ratios. Sri Lanka, however, tightened to restrain strong credit growth. In other significant policy moves, China widened the Yuan’s daily trading limit against the U.S. Dollar for the first time since May 2007, to better reflect market conditions. This also mirrored longer-term efforts to liberalize the capital account.

Asian dollar credit posted robust gains as the JP Morgan Asia Credit Index returned 4.95%. High-yield bonds outpaced investment-grade peers, with high-yield corporates buoyed by positive earnings results. At first, the primary market was quiet with only a few investment-grade names but activity picked up subsequently with issuance broadening to high-yield debt.

The iBoxx Asia ex-Japan Government Bond Index and UBS Composite Index rose by 2.52% and 3.01%, respectively. Local currency bond markets were well supported. Indonesian bonds outperformed on the back of interest rate cuts and sovereign credit rating upgrades, while the Indian market was bolstered by a Moody’s upgrade of domestic government debt. Tight fiscal discipline and a stable growth outlook, meanwhile, underpinned the Philippine market.

The Australian bond market also rose with 3-year and 10-year yields falling close to record lows. Sentiment was supported by monetary policy easing, as the Reserve Bank of Australia cut its benchmark interest rate twice – by 25 bps each in November and December 2011 – to 4.25%. Slowing domestic and global growth indicators drove yields lower, as did the uncertainty surrounding peripheral European economies and banks. In Australia and other high-quality, low-risk sovereign markets, demand for government bonds remains elevated because of the relative attractiveness of Asian markets vis-à-vis major developed markets.

Most Asian currencies appreciated against the U.S. Dollar. The Taiwan Dollar was the best performer owing to signs of an export pick-up and expectations that inflation risks would compel the central bank to be more accommodative of the currency’s strength. Elsewhere, the Malaysian Ringgit and the Philippine Peso benefited from their relatively stronger fundamentals. In contrast, the Indian Rupee was weighed down by inflation concerns, supply pressures and a downgrade of the country’s long-term debt outlook. The Indonesian Rupiah also weakened as fiscal worries persisted following a delay in subsidized fuel price reforms, and as the current account slipped into a deficit.

The Fund uses currency forwards as part of the currency overlay process, in order to position the currency exposure according to our ongoing strategy. These forwards added value by 0.08% over the review period the local currency portfolio, aided primarily by the forwards hedging positions in the Singapore dollar and Malaysian ringgit.

The Fund can also use interest rate swaps to hedge interest rates or otherwise obtain exposure to a particular interest rate market, but is not deploying this strategy currently. In addition, the fund uses credit-linked notes (“CLNs”) to reduce the impact of withholding taxes in Indonesia.

The use of bond futures contracts was primarily to hedge and manage the interest rate exposure of the Australian bond and U.S. Dollar-denominated Asian credit portfolios. During the review period, the Fund held net short US treasury futures positions which subtracted 0.07% in performance from the Asian credit portfolio. The value of these positions fell as the underlying US Treasuries rose

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

because of subdued economic growth. The exposure to Australian bond futures also detracted 0.04% from performance in the Australian portfolio.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the line of credit may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest, the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Managers Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $1 billion.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund may implement a reverse repurchase agreement program as another form of leverage if the Board determines it would be advantageous for the Fund and shareholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. As of April 30, 2012, the Fund held interest rate swap agreements with an aggregate notional amount of $600.0 million, which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest. The U.S. Dollar agreements receive the three month USD-LIBOR BBA rate. The Fund pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2012	Amount (in millions)	Fixed Rate Payable (%)
54 months	$240.0	1.42
52 months	$60.0	1.20
30 months	$300.0	0.82

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2012, 67.0% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2012, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
April 30, 2012	36.0	8.3	22.7	14.8	16.9	1.3
October 31, 2011	33.7	12.1	22.3	12.4	18.5	1.0
April 30, 2011	30.1	14.2	23.0	11.8	20.1	0.8

*	Below investment grade

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2012, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	Europe %	United States %	Canada %
April 30, 2012	42.5	54.0	2.8	0.6	0.1
October 31, 2011	41.2	52.1	3.3	3.3	0.1
April 30, 2011	44.2	51.5	2.8	1.4	0.1

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2012, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	US Dollar* %
April 30, 2012	45.3	19.8	34.9
October 31, 2011	44.6	19.4	36.0
April 30, 2011	47.3	18.6	34.1

*	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 34.6% of the Fund’s total investments on April 30, 2012, 35.9% of the Fund’s total investments on October 31, 2011, and 33.7% of the Fund’s total investments on April 30, 2011.

Maturity Composition

As of April 30, 2012, the average maturity of the Fund’s total investments was 7.3 years, compared with 6.9 years at October 31, 2011 and 7.1 years at April 30, 2011. The following table shows the maturity composition of the Fund’s investments as of April 30, 2012, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2012	20.0	27.7	35.3	17.0
October 31, 2011	24.8	21.5	36.6	17.1
April 30, 2011	20.9	24.6	37.3	17.2

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2012 and the previous six and twelve month periods.

	April 30, 2012	October 31, 2011	April 30, 2011
Australia
90 day bank bills	4.05%	4.71%	4.92%
10 year bonds	1.67%	4.51%	5.43%
Australian Dollar	$1.04	$1.06	$1.09
Malaysia
90 day T-bills	3.06%	2.98%	2.78%
10 year bonds	3.57%	3.75%	3.97%
Malaysian Ringgit*	~~R~~3.06	~~R~~3.07	~~R~~2.96
New Zealand
90 day bank bills	2.71%	2.71%	2.69%
10 year bonds	3.99%	4.50%	5.44%
New Zealand Dollar	$0.82	$0.81	$0.81
Philippines
90 day T-bills	2.47%	1.41%	0.78%
10 year bonds	5.79%	5.92%	6.45%
Philippines Peso*	~~P~~42.94	~~P~~42.64	~~P~~42.81
Singapore
90 day T-bills	0.25%	0.29%	0.27%
10 year bonds	1.55%	1.75%	2.41%
Singapore Dollar*	~~S~~$1.26	~~S~~$1.25	~~S~~$1.22
South Korea
90 day T-bills	3.40%	3.43%	3.39%
10 year bonds	3.81%	3.87%	4.48%
South Korean Won*	~~W~~1,133.05	~~W~~1,108.20	~~W~~1,071.65
Thailand
90 day deposits	2.00%	2.00%	1.50%
10 year bonds	3.82%	3.39%	3.68%
Thai Baht*	~~B~~30.85	~~B~~30.75	~~B~~29.85
US$ Bonds**
Hong Kong	1.40%	1.72%	1.90%
Malaysia	3.37%	3.61%	4.83%
Philippines	3.04%	3.84%	4.35%
South Korea	2.34%	2.77%	3.57%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian and New Zealand Dollars are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

COMMERCIAL MORTGAGE BACKED SECURITY—0.3%
AUSTRALIA—0.3%
AUD	6,600	ALE Finance Co. Pty Ltd., 6.56%, 5/20/20 (a)	$6,804,319
		Total Commercial Mortgage Backed Securities—0.3% (cost $7,090,713)	6,804,319
CORPORATE BONDS—51.5%
AUSTRALIA—12.6%
AUD	1,800	AMP Group Finance Services Ltd., 7.00%, 3/02/15	1,958,122
AUD	2,500	APT Pipelines Ltd., 7.75%, 7/22/20	2,768,383
AUD	5,300	Australia & New Zealand Banking Group Ltd., 6.75%, 11/10/14	5,780,117
AUD	4,000	Australian Prime Property Fund Retail, 8.25%, 7/30/12	4,190,098
AUD	2,500	AXA SA, 5.525%, 10/26/16 (a)(b)(c)	1,852,196
AUD	3,200	Barclays Bank PLC, 6.75%, 8/13/12	3,347,043
AUD	4,200	Barclays Bank PLC, 6.75%, 2/24/14	4,434,192
AUD	4,000	CFS Retail Property Trust, 6.25%, 12/22/14	4,269,327
AUD	4,300	CFS Retail Property Trust, 7.25%, 5/02/16	4,739,754
AUD	2,400	Deutsche Bank AG, 7.50%, 10/19/12	2,525,637
AUD	5,300	DnB NOR Boligkreditt, 6.25%, 6/08/16	5,687,674
AUD	1,400	General Electric Capital Australia Funding Pty Ltd., 6.00%, 5/15/13	1,483,470
AUD	3,500	GPT RE Ltd., 6.50%, 8/22/13	3,698,500
AUD	12,400	ING Bank Australia Ltd., 5.75%, 3/03/15	13,456,625
AUD	1,300	ING Bank Australia Ltd., 5.75%, 8/28/13	1,383,861
AUD	6,300	JPMorgan Chase & Co., 7.00%, 6/21/12	6,579,645
AUD	10,600	KfW, 6.25%, 2/23/18 (d)	11,845,850
AUD	10,500	KfW, 6.25%, 12/04/19 (d)	11,817,244
AUD	3,300	Kommunalbanken AS, 6.00%, 10/21/14	3,577,932
AUD	4,800	Kommunalbanken AS, 6.50%, 4/12/21	5,477,524
AUD	5,800	Lloyds TSB Bank PLC, 7.50%, 10/01/14	6,164,255
AUD	4,000	Macquarie Bank Ltd., 4.8267%, 5/31/12 (a)(c)	4,156,964
AUD	6,200	Macquarie Bank Ltd., 6.50%, 5/31/12 (a)(c)	6,455,761
AUD	15,500	National Australia Bank Ltd., 6.25%, 4/01/13	16,433,015
AUD	6,600	National Australia Bank Ltd., 6.75%, 9/16/14	7,171,612
AUD	2,900	National Capital Trust III, 5.21%, 9/30/16 (a)(b)(c)	2,623,763
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 6/16/16 (a)(c)	2,549,808
AUD	4,800	New Zealand Milk Australia Pty Ltd., 6.25%, 7/11/16	5,267,482
AUD	4,600	QIC Finance Shopping Center Fund Pty Ltd., 6.75%, 7/07/14	4,931,343
AUD	4,000	Rabobank Capital Funding Trust V, 5.01%, 12/31/14 (a)(b)(c)(e)	3,795,782
AUD	500	Rabobank Capital Funding Trust VI, 6.415%, 12/31/14 (a)(b)(c)(e)	502,199
AUD	4,800	Royal Womens Hospital Finance Pty Ltd., 6.20%, 3/26/21 (a)	4,907,434
AUD	6,000	SPI Australia Assets Pty Ltd., 7.00%, 8/12/15	6,547,030
AUD	29,720	St. George Bank Ltd., 10.00%, 5/09/13 (a)(c)	32,392,771
AUD	5,000	Suncorp Metway Insurance Ltd., 6.75%, 9/23/14 (a)(c)	4,931,966
AUD	3,000	Suncorp Metway Insurance Ltd., 6.75%, 10/06/16 (a)(c)	2,930,578
AUD	2,000	Telstra Corp. Ltd., 8.75%, 1/15/20	2,273,014
AUD	3,000	Transurban Finance Co. Pty Ltd., 7.25%, 3/24/14	3,216,656
AUD	7,000	Vodafone Group PLC, 6.75%, 1/10/13	7,388,394
AUD	3,500	Volkswagen Financial Services Australia Pty Ltd., 7.25%, 11/26/12	3,695,510
AUD	8,900	Wesfarmers Ltd., 8.25%, 9/11/14	9,921,469
AUD	4,000	Westpac Banking Corp., 7.25%, 11/18/16	4,480,135
AUD	3,600	Woolworths Ltd., 6.75%, 3/22/16	3,989,322
			247,599,457

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
CHINA—4.2%
USD	7,000	Agile Property Holdings Ltd., 8.875%, 4/28/14 (c)(e)	$6,702,500
USD	1,950	Central China Real Estate Ltd., 12.25%, 10/20/13 (c)(e)	1,969,500
USD	2,500	Central China Real Estate Ltd., 12.25%, 10/20/13 (c)(e)	2,542,250
USD	8,450	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/20 (c)(e)	8,490,019
CNY	11,500	China Petroleum & Chemical Corp., 0.80%, 2/20/14	1,705,810
USD	4,250	China Resources Gas Group Ltd., 4.50%, 4/05/22 (e)	4,214,355
USD	8,800	China Shanshui Cement Group Ltd., 10.50%, 4/27/15 (c)(e)	8,888,000
USD	2,300	Country Garden Holdings Co., 11.125%, 2/23/15 (c)(e)	2,302,760
USD	2,800	Country Garden Holdings Co., 11.125%, 2/23/15 (c)(e)	2,804,760
USD	200	Country Garden Holdings Co., 11.75%, 9/10/14 (c)(e)	213,500
USD	4,100	Country Garden Holdings Co., 11.75%, 9/10/14 (c)(e)	4,376,750
USD	11,200	ENN Energy Holdings Ltd., 6.00%, 5/13/21 (c)(e)	10,729,331
USD	2,300	Longfor Properties Co. Ltd., 9.50%, 4/07/14 (c)(e)	2,374,750
CNH	18,000	Sinochem Offshore Capital Co. Ltd., 1.80%, 1/18/14	2,765,727
USD	2,750	Talent Yield Investments Ltd., 4.50%, 4/25/22 (e)	2,724,909
USD	6,700	Texhong Textile Group Ltd., 7.625%, 1/19/16 (e)	5,661,500
USD	5,600	West China Cement Ltd., 7.50%, 1/25/14 (c)(e)	4,732,000
USD	10,000	Yanlord Land Group Ltd., 10.625%, 3/29/15 (c)(e)	9,225,000
			82,423,421
HONG KONG—7.1%
USD	16,950	Fita International Ltd., 7.00%, 2/10/20	17,557,420
USD	10,300	Fufeng Group Ltd., 7.625%, 4/13/14 (c)(e)	8,883,750
USD	17,350	Henson Finance Ltd., 5.50%, 9/17/19 (c)	17,708,486
USD	17,550	Hongkong Land Finance (Cayman Island) Co. Ltd., 4.50%, 10/07/25	17,139,312
USD	1,600	Hutchison Whampoa International Ltd., 4.625%, 9/11/15 (e)	1,710,762
USD	1,900	Hutchison Whampoa International Ltd., 7.45%, 11/24/33 (e)	2,568,773
USD	22,550	Hutchison Whampoa International Ltd., 7.625%, 4/09/19 (e)	27,848,416
USD	11,650	Swire Pacific MTN Financing Ltd., 5.50%, 8/19/19	12,890,550
USD	7,100	Swire Pacific MTN Financing Ltd., 6.25%, 4/18/18	8,189,594
USD	27,450	Wing Hang Bank Ltd., 6.00%, 4/20/17 (a)(b)(c)	25,755,951
			140,253,014
INDIA—4.1%
USD	12,700	Axis Bank Ltd., 5.25%, 9/30/15	13,006,349
USD	9,550	Bank of Baroda, 5.00%, 8/24/16 (e)	9,774,024
USD	5,700	ICICI Bank Ltd., 4.75%, 11/25/16 (c)(e)	5,639,825
USD	15,700	ICICI Bank Ltd., 6.375%, 4/30/17 (a)(c)(e)	14,483,250
USD	6,800	Indian Railway Finance Corp. Ltd., 4.406%, 3/30/16	6,866,558
INR	200,000	National Bank for Agriculture and Rural Development, 9.50%, 10/15/12	3,779,886
USD	12,500	NTPC Ltd., 5.625%, 7/14/21 (e)	12,763,750
USD	4,950	NTPC Ltd., 5.875%, 3/02/16	5,308,034
INR	200,000	Power Finance Corp. Ltd., 7.10%, 7/15/12	3,773,002
INR	76,000	Power Finance Corp. Ltd., 7.89%, 9/15/12	1,431,278
INR	150,000	Power Finance Corp. Ltd., 9.03%, 2/15/13	2,835,356
INR	67,000	Rural Electrification Corp. Ltd., 10.90%, 8/14/13	1,288,031
			80,949,343

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
INDONESIA—2.1%
USD	8,650	Adaro Indonesia PT, 7.625%, 10/22/14 (c)(e)	$9,418,120
USD	9,550	Indosat Palapa Co. BV, 7.375%, 7/29/15 (c)(e)	10,505,000
USD	2,150	Majapahit Holding BV, 7.875%, 6/29/37 (e)	2,666,000
USD	6,400	Majapahit Holding BV, 8.00%, 8/07/19 (e)	7,648,000
USD	2,500	Majapahit Holding BV, 8.00%, 8/07/19 (e)	2,987,500
USD	8,350	Pertamina Persero PT, 5.25%, 5/23/21 (e)	8,600,500
			41,825,120
MALAYSIA—3.4%
USD	11,700	AMBB Capital (L) Ltd., 6.77%, 1/27/16 (a)(b)(c)	11,407,594
CNH	10,000	Danga Captial Bhd, 2.90%, 10/20/14 (e)	1,567,851
USD	7,750	PETRONAS Capital Ltd., 5.25%, 8/12/19 (e)	8,808,495
USD	20,050	PETRONAS Global Sukuk Ltd., 4.25%, 8/12/14 (e)	21,111,186
USD	4,450	Public Bank Bhd, 6.84%, 8/22/16 (a)(c)	4,528,169
USD	12,800	SBB Capital Corp., 6.62%, 11/02/15 (a)(b)(c)	12,529,190
USD	6,300	TNB Capital (L) Ltd., 5.25%, 5/05/15 (e)	6,834,435
			66,786,920
PHILIPPINES—1.5%
USD	12,550	Alliance Global Group Inc., 6.50%, 8/18/17	13,152,400
USD	6,100	Philippine Long Distance Telephone Co., 8.35%, 3/06/17	7,228,500
USD	7,400	Power Sector Assets & Liabilites Management Corp., 6.875%, 11/02/16 (d)(e)	8,510,000
			28,890,900
REPUBLIC OF SOUTH KOREA—7.2%
USD	3,750	Export-Import Bank of Korea, 4.00%, 1/11/17	3,936,056
USD	4,300	Export-Import Bank of Korea, 5.00%, 4/11/22	4,618,652
USD	4,400	Hana Bank, 4.00%, 11/03/16 (e)	4,548,117
USD	1,950	Hana Funding Ltd., 8.748%, 12/17/12 (a)(b)(c)	1,975,949
USD	1,950	Hyundai Capital Services, Inc., 4.375%, 7/27/16 (e)	2,057,283
USD	18,100	Hyundai Capital Services, Inc., 6.00%, 5/05/15 (e)	19,824,025
USD	12,750	Korea Expressway Corp., 4.50%, 3/23/15 (e)	13,397,152
USD	1,350	Korea Expressway Corp., 5.125%, 5/20/15 (e)	1,442,598
USD	6,400	Korea Finance Corp., 3.25%, 9/20/16	6,462,195
USD	10,350	Korea Finance Corp., 4.625%, 11/16/21	10,746,167
USD	3,000	Korea South-East Power Co. Ltd., 3.625%, 1/29/17 (e)	3,047,886
USD	17,570	Korea South-East Power Co. Ltd., 6.00%, 5/25/16 (e)	19,456,719
USD	14,500	National Agricultural Cooperative Federation, 4.25%, 1/28/16 (e)	15,155,907
USD	2,100	Shinhan Bank, 4.125%, 10/04/16 (e)	2,189,538
USD	14,730	Shinhan Bank, 5.663%, 3/02/15 (a)(c)(e)	14,832,609
USD	2,600	Shinhan Bank, 6.819%, 9/20/16 (a)(c)	2,674,459
USD	3,950	Standard Chartered First Bank Korea Ltd., 7.267%, 3/03/14 (a)(c)(e)	4,068,500
USD	11,300	Standard Chartered First Bank Korea Ltd., 7.267%, 3/03/14 (a)(c)(e)	11,639,000
			142,072,812
SINGAPORE—2.8%
SGD	2,750	CapitaMalls Asia Treasury Ltd., 3.95%, 8/24/17	2,259,036
SGD	3,000	CMT MTN Pte. Ltd., 2.85%, 9/01/14	2,463,183
USD	8,600	CMT MTN Pte. Ltd., 4.321%, 4/08/15	8,991,859
USD	10,850	Oversea-Chinese Banking Corp. Ltd., 3.75%, 11/15/17 (a)(c)	10,792,083
USD	8,000	STATS ChipPAC Ltd., 7.50%, 8/12/13 (c)(e)	8,600,000

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
SINGAPORE (continued)
SGD	6,250	Temasek Financial (I) Ltd., 3.265%, 2/19/20	$5,458,419
USD	16,100	Temasek Financial (I) Ltd., 4.30%, 10/25/19 (c)(e)	17,873,930
			56,438,510
SUPRANATIONAL—4.4%
AUD	13,800	Asian Development Bank, 5.50%, 2/15/16	15,096,057
AUD	16,800	Asian Development Bank, 6.25%, 3/05/20	19,415,579
AUD	13,000	European Investment Bank, 6.125%, 1/23/17	14,053,165
AUD	11,200	Inter-American Development Bank, 6.50%, 8/20/19	13,085,449
AUD	8,900	International Bank for Reconstruction & Development, 5.75%, 10/21/19	9,984,046
AUD	10,300	International Bank for Reconstruction & Development, 6.00%, 11/09/16	11,546,542
AUD	2,600	International Finance Corp., 5.75%, 7/28/20	2,909,568
			86,090,406
THAILAND—2.1%
USD	4,800	Bangkok Bank PCL, 4.80%, 10/18/20 (c)(e)	4,895,199
USD	12,700	Bangkok Bank PCL, 9.025%, 3/15/29 (e)	15,367,000
USD	5,300	Kasikornbank PCL, 8.25%, 8/21/16 (e)	5,880,053
USD	5,450	PTTEP Australia International Finance Pty Ltd., 4.152%, 7/19/15 (e)	5,663,389
USD	8,850	PTTEP Canada International Finance Ltd., 5.692%, 4/05/21 (e)	9,573,912
			41,379,553
		Total Corporate Bonds—51.5% (cost $950,668,077)	1,014,709,456
GOVERNMENT BONDS—74.1%
AUSTRALIA—38.7%
AUD	99,900	Australia Government Bond, 4.50%, 10/21/14	107,737,100
AUD	62,100	Australia Government Bond, 4.75%, 11/15/12	65,137,322
AUD	54,000	Australia Government Bond, 5.50%, 1/21/18	62,741,995
AUD	16,850	Australia Government Bond, 5.50%, 4/21/23	20,266,055
AUD	74,600	Australia Government Bond, 5.75%, 7/15/22	91,297,144
AUD	25,000	Australia Government Bond, 6.00%, 2/15/17	29,360,847
AUD	43,200	Australia Government Bond, 6.50%, 5/15/13	46,513,846
AUD	5,950	Queensland Treasury Corp., 6.00%, 10/14/15	6,648,267
AUD	27,100	Queensland Treasury Corp., 6.00%, 4/21/16	30,021,130
AUD	22,850	Queensland Treasury Corp., 6.00%, 2/21/18	25,527,058
AUD	31,190	Queensland Treasury Corp., 6.00%, 6/14/21	36,265,636
AUD	27,100	Queensland Treasury Corp., 6.25%, 6/14/19	31,651,525
AUD	24,330	Queensland Treasury Corp., 6.25%, 2/21/20	27,714,843
AUD	131,500	Treasury Corp. of Victoria, 5.75%, 11/15/16	147,161,114
AUD	14,250	Treasury Corp. of Victoria, 6.00%, 6/15/20	16,417,792
AUD	15,350	Treasury Corp. of Victoria, 6.00%, 10/17/22	17,886,334
			762,348,008
CHINA—3.0%
CNH	32,500	China Government Bond, 1.40%, 8/18/16 (e)	5,000,079
CNH	10,000	China Government Bond, 1.80%, 12/01/15	1,580,651
CNH	18,000	China Government Bond, 2.48%, 12/01/20	2,780,502
CNY	30,000	China Government Bond, 2.91%, 10/21/15	4,738,091
CNY	50,000	China Government Bond, 3.28%, 8/05/20	7,794,983
CNY	102,000	China Government Bond, 3.41%, 6/24/20	16,058,057

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
CHINA (continued)
CNY	18,000	China Government Bond, 3.55%, 10/20/16	$2,900,738
CNY	6,000	China Government Bond, 3.57%, 11/17/21	950,706
CNY	40,000	China Government Bond, 3.60%, 2/17/16	6,461,126
CNY	50,000	China Government Bond, 3.64%, 12/02/15	8,085,631
CNY	21,000	China Government Bond, 3.83%, 1/27/18	3,419,757
			59,770,321
HONG KONG—0.4%
HKD	51,200	Hong Kong Government Bond, 3.52%, 12/05/17	7,642,857
INDIA—2.1%
INR	1,338,700	India Government Bond, 7.02%, 8/17/16	24,211,367
INR	600,000	India Government Bond, 7.49%, 4/16/17	10,952,186
INR	125,000	India Government Bond, 8.30%, 7/02/40	2,242,775
INR	16,000	India Government Bond, 8.33%, 6/07/36	286,141
INR	150,000	India Government Bond, 8.83%, 12/12/41	2,835,612
			40,528,081
INDONESIA—5.5%
IDR	167,000,000	Barclays Indonesia Government Bond Credit Linked Note, 9.50%, 6/17/15	20,569,501
USD	7,900	Indonesia Government International Bond, 4.875%, 5/05/21 (e)	8,492,500
USD	7,400	Indonesia Government International Bond, 5.875%, 3/13/20 (e)	8,436,000
USD	17,000	Indonesia Government International Bond, 6.625%, 2/17/37 (e)	20,506,250
USD	10,150	Indonesia Government International Bond, 11.625%, 3/04/19 (e)	14,971,250
IDR	6,085,000	Indonesia Treasury Bond, 7.00%, 5/15/22	715,295
IDR	22,000,000	Indonesia Treasury Bond, 8.25%, 6/15/32	2,772,769
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 7/15/31	2,944,076
IDR	17,000,000	Indonesia Treasury Bond, 10.50%, 8/15/30	2,563,660
USD	9,050	Perusahaan Penerbit SBSN, 4.00%, 11/21/18 (e)	9,163,125
USD	15,050	Perusahaan Penerbit SBSN, 8.80%, 4/23/14 (e)	16,773,330
			107,907,756
MALAYSIA—5.3%
MYR	31,600	Malaysia Government Bond, 3.197%, 10/15/15	10,433,368
MYR	36,100	Malaysia Government Bond, 3.21%, 5/31/13	11,950,699
MYR	40,000	Malaysia Government Bond, 3.58%, 9/28/18	13,326,675
MYR	29,500	Malaysia Government Bond, 4.012%, 9/15/17	10,055,210
MYR	51,300	Malaysia Government Bond, 4.16%, 7/15/21	17,775,687
MYR	36,163	Malaysia Government Bond, 4.262%, 9/15/16	12,423,640
MYR	15,400	Malaysia Government Bond, 4.392%, 4/15/26	5,390,830
MYR	30,000	Malaysia Government Bond, 5.094%, 4/30/14	10,295,056
USD	12,700	Wakala Global Sukuk Bhd, 2.991%, 7/06/16 (e)	13,076,479
			104,727,644
NEW ZEALAND—0.2%
NZD	2,150	New Zealand Government Bond, 6.00%, 4/15/15	1,920,493
NZD	1,500	Province of Quebec, 6.75%, 11/09/15	1,343,142
			3,263,635

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
PHILIPPINES—7.2%
PHP	715,000	Philippine Government Bond, 5.75%, 11/24/21	$17,337,311
PHP	405,544	Philippine Government Bond, 6.375%, 1/19/22	10,448,043
PHP	94,000	Philippine Government Bond, 8.75%, 5/27/30	2,962,231
PHP	517,000	Philippine Government Bond, 9.125%, 9/04/16	14,465,395
USD	7,950	Philippine Government International Bond, 5.00%, 1/13/37	8,357,438
USD	6,300	Philippine Government International Bond, 6.50%, 1/20/20	7,686,000
USD	20,250	Philippine Government International Bond, 7.75%, 1/14/31	28,198,125
USD	4,900	Philippine Government International Bond, 8.875%, 3/17/15	5,812,625
USD	100	Philippine Government International Bond, 9.375%, 1/18/17 (c)	129,750
USD	15,170	Philippine Government International Bond, 9.875%, 1/15/19	21,389,700
USD	15,979	Philippine Government International Bond, 10.625%, 3/16/25	25,965,875
			142,752,493
REPUBLIC OF SOUTH KOREA—6.0%
KRW	20,000,000	Korea Monetary Stabilization Bond, 3.76%, 6/02/13	17,751,081
KRW	6,500,000	Korea Monetary Stabilization Bond, 3.99%, 2/01/13	5,775,342
KRW	51,480,000	Korea Treasury Bond, 3.50%, 3/10/17	45,445,663
KRW	20,000,000	Korea Treasury Bond, 4.25%, 6/10/21	18,296,896
KRW	10,400,000	Korea Treasury Inflation Linked Bond, 1.50%, 6/10/21 (f)	9,919,762
USD	1,350	Republic of Korea, 5.125%, 12/07/16	1,522,827
USD	15,950	Republic of Korea, 7.125%, 4/16/19	20,011,109
			118,722,680
SINGAPORE—1.3%
SGD	3,000	Housing & Development Board, 1.01%, 9/19/16	2,413,275
SGD	8,150	Singapore Government Bond, 2.375%, 4/01/17	7,172,468
SGD	3,500	Singapore Government Bond, 3.00%, 9/01/24	3,145,701
SGD	7,430	Singapore Government Bond, 3.125%, 9/01/22	6,773,902
SGD	7,100	Singapore Government Bond, 3.25%, 9/01/20	6,532,069
			26,037,415
SRI LANKA—0.5%
USD	4,250	Sri Lanka Government International Bond, 6.25%, 10/04/20 (e)	4,324,375
USD	4,450	Sri Lanka Government International Bond, 6.25%, 7/27/21 (e)	4,516,906
			8,841,281
THAILAND—3.9%
THB	124,474	Bank of Thailand, 3.33%, 5/12/14	4,037,471
THB	230,000	Bank of Thailand, 3.42%, 8/18/13	7,493,392
THB	157,400	Thailand Government Bond, 1.20%, 7/14/21 (f)	5,276,428
THB	407,000	Thailand Government Bond, 2.80%, 10/10/17	12,616,537
THB	150,000	Thailand Government Bond, 3.25%, 6/16/17	4,764,663
THB	320,000	Thailand Government Bond, 3.45%, 3/08/19	10,196,189
THB	342,000	Thailand Government Bond, 3.625%, 5/22/15	11,143,784
THB	580,000	Thailand Government Bond, 3.65%, 12/17/21	18,686,959
THB	76,100	Thailand Government Bond, 3.875%, 6/13/19	2,505,667
			76,721,090
		Total Government Bonds—74.1% (cost $1,378,155,880)	1,459,263,261

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

RESIDENTIAL MORTGAGE BACKED SECURITIES—0.5%
AUSTRALIA—0.5%
AUD	3,740	Progress Trust, 4.4633%, 8/25/36 (a)(c)(e)	$3,829,154
AUD	2,310	Puma Finance Ltd., 4.91%, 10/24/35 (a)(c)(e)	2,395,814
AUD	3,171	Westpac Securitisation Trust, 4.475%, 5/21/38 (a)(c)(e)	3,232,165
			9,457,133
		Total Residential Mortgage Backed Securities—0.5% (cost $7,546,040)	9,457,133
SHORT-TERM INVESTMENT—0.7%
UNITED STATES—0.7%
USD	13,921	Repurchase Agreement, State Street Bank & Trust Co., 0.08% dated 4/30/12, due 5/01/12 in the amount of $13,921,031 (collateralized by $9,550,000 U.S. Treasury Bond, 6.125% due 11/15/27; value of $14,217,563)	13,921,000
		Total Short-Term Investment—0.7% (cost $13,921,000)	13,921,000
		Total Investments—127.1% (cost $2,357,381,710)	2,504,155,169

		Liabilities in Excess of Other Assets—(27.1)%	(533,947,919)
		Net Assets—100.0%	$1,970,207,250

AUD—Australian Dollar	IDR—Indonesian Rupiah	NZD—New Zealand Dollar	USD—U.S. Dollar
CNH—Chinese Yuan Renminbi Offshore	INR—Indian Rupee	PHP—Philippine Peso
CNY—Chinese Yuan Renminbi	KRW—South Korean Won	SGD—Singapore Dollar
HKD—Hong Kong Dollar	MYR—Malaysian Ringgit	THB—Thai Baht

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2012.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	The maturity date presented for these instruments represents the next call/put date.
(d)	This security is government guaranteed.
(e)	Denotes a restricted security, see Note 2(c).
(f)	Inflation linked security.

At April 30, 2012, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Australian Treasury Bond 6%—3 year	UBS	591	6/15/12	$1,103,167
Australian Treasury Bond 6%—10 year	UBS	(394)	6/15/12	(1,681,522)
United States Treasury Note 6%—2 year	UBS	461	6/29/12	136,860
United States Treasury Note 6%—5 year	UBS	(292)	6/29/12	(199,161)
United States Treasury Note 6%—10 year	UBS	(353)	6/20/12	(454,744)
United States Treasury Bond 6%—30 year	UBS	42	6/20/12	48,563
				$(1,046,837)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

At April 30, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar
05/23/12	HSBC	CNY15,147,600	USD2,400,000	$2,403,875	$3,875
Chinese Yuan Renminbi Offshore/United States Dollar
05/23/12	Credit Suisse	CNH23,763,250	USD3,700,000	3,768,111	68,111
05/23/12	Deutsche Bank	CNH64,352,170	USD10,100,000	10,204,249	104,249
05/23/12	Goldman Sachs	CNH74,894,600	USD11,800,000	11,875,950	75,950
05/23/12	JPMorgan Chase	CNH133,639,600	USD20,800,000	21,191,077	391,077
05/23/12	Royal Bank of Canada	CNH7,609,200	USD1,200,000	1,206,582	6,582
05/23/12	Standard Chartered Bank	CNH11,561,650	USD1,800,000	1,833,318	33,318
05/23/12	UBS	CNH103,211,450	USD16,100,000	16,366,120	266,120
08/23/12	Goldman Sachs	CNH207,422,400	USD32,820,000	32,760,051	(59,949)
Hong Kong Dollar/United States Dollar
09/07/12	UBS	HKD165,929,180	USD21,400,000	21,397,236	(2,764)
Indian Rupee/United States Dollar
05/09/12	Standard Chartered Bank	INR255,102,000	USD5,100,000	4,835,656	(264,344)
05/09/12	UBS	INR40,944,000	USD800,000	776,125	(23,875)
Indonesian Rupiah/United States Dollar
06/05/12	Standard Chartered Bank	IDR204,296,500,000	USD23,350,000	22,228,664	(1,121,336)
06/05/12	UBS	IDR6,195,000,000	USD700,000	674,053	(25,947)
09/13/12	Goldman Sachs	IDR44,328,000,000	USD4,800,000	4,774,375	(25,625)
09/13/12	Standard Chartered Bank	IDR43,086,000,000	USD4,600,000	4,640,605	40,605
09/13/12	UBS	IDR108,675,000,000	USD11,500,000	11,704,910	204,910
03/01/13	UBS	IDR261,415,000,000	USD27,500,000	27,566,598	66,598
Malaysian Ringgit/United States Dollar
06/28/12	Credit Suisse	MYR8,024,900	USD2,600,000	2,644,434	44,434
06/28/12	Goldman Sachs	MYR48,172,800	USD15,600,000	15,874,316	274,316
06/28/12	UBS	MYR16,249,800	USD5,300,000	5,354,774	54,774
Singapore Dollar/United States Dollar
06/21/12	HSBC	SGD3,655,160	USD2,900,000	2,953,886	53,886
06/21/12	JPMorgan Chase	SGD12,853,020	USD10,200,000	10,387,057	187,057
06/21/12	Standard Chartered Bank	SGD20,725,432	USD16,600,000	16,749,079	149,079
06/21/12	UBS	SGD48,459,566	USD38,530,000	39,162,181	632,181
South Korean Won/United States Dollar
09/20/12	Credit Suisse	KRW2,166,570,000	USD1,900,000	1,903,242	3,242
Thai Baht/United States Dollar
06/07/12	Deutsche Bank	THB64,411,200	USD2,100,000	2,093,790	(6,210)
06/07/12	HSBC	THB170,445,000	USD5,500,000	5,540,591	40,591
				$302,870,905	$1,170,905

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi
05/23/12	Royal Bank of Canada	USD3,400,000	CNY21,741,300	$3,450,274	$(50,274)
08/23/12	JPMorgan Chase	USD2,800,000	CNY17,700,200	2,802,448	(2,448)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2012

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi Offshore
05/23/12	Deutsche Bank	USD900,000	CNH5,797,620	$919,322	$(19,322)
05/23/12	Goldman Sachs	USD9,500,000	CNH59,968,750	9,509,175	(9,175)
05/23/12	JPMorgan Chase	USD9,450,000	CNH59,894,100	9,497,338	(47,338)
05/23/12	Standard Chartered Bank	USD10,900,000	CNH69,679,900	11,049,061	(149,061)
05/23/12	UBS	USD4,700,000	CNH29,760,950	4,719,160	(19,160)
United States Dollar/Hong Kong Dollar
09/07/12	Standard Chartered Bank	USD10,100,000	HKD78,311,360	10,098,565	1,435
09/07/12	State Street	USD8,100,000	HKD62,845,470	8,104,176	(4,176)
09/07/12	UBS	USD4,100,000	HKD31,788,120	4,099,206	794
United States Dollar/Indian Rupee
05/09/12	Deutsche Bank	USD2,100,000	INR106,239,000	2,013,843	86,157
07/16/12	Standard Chartered Bank	USD27,370,000	INR1,399,838,650	26,171,678	1,198,322
United States Dollar/Indonesian Rupiah
06/05/12	Credit Suisse	USD28,300,000	IDR260,926,000,000	28,390,287	(90,287)
06/05/12	UBS	USD28,450,000	IDR265,499,000,000	28,887,856	(437,856)
United States Dollar/Malaysian Ringgit
06/28/12	Deutsche Bank	USD26,990,000	MYR83,291,140	27,446,813	(456,813)
06/28/12	HSBC	USD8,700,000	MYR26,243,550	8,648,000	52,000
06/28/12	UBS	USD14,050,000	MYR42,586,283	14,033,398	16,602
United States Dollar/Philippine Peso
08/23/12	State Street	USD420,000	PHP18,043,620	426,364	(6,364)
08/23/12	UBS	USD4,800,000	PHP206,592,000	4,881,688	(81,688)
United States Dollar/Singapore Dollar
06/21/12	Deutsche Bank	USD1,400,000	SGD1,752,240	1,416,058	(16,058)
06/21/12	Goldman Sachs	USD13,200,000	SGD16,633,320	13,442,074	(242,074)
United States Dollar/South Korean Won
09/20/12	Deutsche Bank	USD29,880,000	KRW34,405,326,000	30,223,658	(343,658)
09/20/12	Royal Bank of Canada	USD1,400,000	KRW1,608,600,000	1,413,089	(13,089)
09/20/12	UBS	USD3,800,000	KRW4,371,520,000	3,840,200	(40,200)
United States Dollar/Thai Baht
06/07/12	Credit Suisse	USD2,100,000	THB65,289,000	2,122,325	(22,325)
06/07/12	State Street	USD9,900,000	THB303,682,500	9,871,691	28,309
06/07/12	UBS	USD43,200,000	THB1,311,552,000	42,634,121	565,879
				$310,111,868	$(101,868)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2012, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
USD	300,000,000	10/31/14	Deutsche Bank	Receive	3-month LIBOR Index	0.82%	$(1,611,638)
USD	60,000,000	08/19/16	UBS	Receive	3-month LIBOR Index	1.20%	(735,644)
USD	240,000,000	10/31/16	Barclays Bank PLC	Receive	3-month LIBOR Index	1.42%	(4,619,567)
							$(6,966,849)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2012

Assets
Investments, at value (cost $2,343,460,710)	$2,490,234,169
Repurchase agreement, at value (cost $13,921,000)	13,921,000
Foreign currency, at value (cost $47,847,819)	46,205,637
Cash at broker for financial futures	4,516,453
Cash at broker for interest rate swap agreements	2,280,058
Interest receivable	32,836,703
Unrealized appreciation on forward foreign currency exchange contracts	4,650,453
Receivable for investments sold	1,620,307
Prepaid expenses	487,244
Total assets	2,596,752,024

Liabilities
Bank loan payable (Note 6)	600,000,000
Dividends payable to common shareholders	9,135,672
Unrealized depreciation on interest rate swaps	6,966,849
Unrealized depreciation on forward foreign currency exchange contracts	3,581,416
Payable for investments purchased	3,247,867
Investment management fees payable	1,115,911
Variation margin payable for futures contracts	1,046,837
Interest payable on bank loan	383,333
Due to custodian	294,406
Administration fees payable	225,864
Deferred foreign capital gains tax	78,818
Director fees	13,566
Accrued expenses	454,235
Total liabilities	626,544,774

Net Assets	$1,970,207,250

Composition of Net Assets:
Common stock (par value $.01 per share)	$2,609,757
Paid-in capital in excess of par	1,636,829,099
Accumulated net investment income	222,914,859
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(355,690,881)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	94,288,125
Accumulated net realized foreign exchange gains	323,713,336
Net unrealized foreign exchange and forward foreign currency contract gains	45,542,955
Net Assets	$1,970,207,250
Net asset value per common share based on 260,975,744 shares issued and outstanding	$7.55

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2012

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $986,584)	$62,468,828
62,468,828

Expenses
Investment management fee	6,530,970
Administration fee	1,322,625
Custodian’s fees and expenses	466,422
Bank loan fees and expenses	402,462
Investor relations fees and expenses	258,346
Insurance expense	243,930
Reports to shareholders and proxy solicitation	178,050
Directors’ fees and expenses	175,350
Transfer agent’s fees and expenses	70,084
Legal fees and expenses	64,453
Independent auditors’ fees and expenses	52,402
Miscellaneous	131,012
Total operating expenses, excluding interest expense	9,896,106
Interest expense (Note 6)	3,803,500
Total operating expenses	13,699,606

Net investment income	48,769,222

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $6,234 capital gains tax)	8,357,850
Interest rate swaps	(1,842,664)
Futures contracts	(276,495)
Forward and spot foreign currency exchange contracts	(2,235,174)
Foreign currency transactions	21,157,016
25,160,533

Net change in unrealized appreciation/(depreciation) on:
Investments	38,785,848
Interest rate swaps	(4,386,700)
Futures contracts	(797,163)
Forward foreign currency exchange contracts	1,924,294
Foreign currency translation	(36,182,953)
(656,674)
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	24,503,859
Net Increase in Net Assets Resulting from Operations	$73,273,081

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2012 (unaudited)	For the Year Ended October 31, 2011

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$48,769,222	$102,760,020
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	6,238,691	(28,369,246)
Net realized gain from foreign currency transactions	18,921,842	196,830,805
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	33,601,985	(2,966,732)
Net change in unrealized appreciation/depreciation on foreign currency translation	(34,258,659)	(104,086,979)
Net increase in net assets resulting from operations	73,273,081	164,167,868

Distributions to Shareholders from:
Net investment income	(54,804,906)	(109,609,812)
Net decrease in net assets from distributions	(54,804,906)	(109,609,812)
Change in net assets resulting from operations	18,468,175	54,558,056

Net Assets:
Beginning of period	1,951,739,075	1,897,181,019
End of period (including accumulated net investment income of $222,914,859 and $228,950,543, respectively)	$1,970,207,250	$1,951,739,075

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2012

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $4,428,358)	$69,373,221
Operating expenses paid	(13,914,964)
Payments received from broker for collateral on interest rate swaps	9,770,000
Purchases and sales of short-term portfolio investments, net	68,924,000
Purchases of long-term portfolio investments	(699,116,584)
Proceeds from sales of long-term portfolio investments	615,250,591
Realized losses on forward foreign currency exchange contracts closed	(2,115,135)
Realized losses on interest rate swap transactions	(1,842,664)
Payments paid to broker for futures contracts	(550,303)
Decrease in prepaid expenses and other assets	80,219
Net cash provided from operating activities	45,858,381
Cash flows provided from (used for) financing activities
Dividends paid to common shareholders	(54,803,522)
Negative cash due to custodian	294,406
Net cash used for financing activities	(54,509,116)
Effect of exchange rate on cash	3,481,789
Net decrease in cash	(5,168,946)
Cash at beginning of period	51,374,583
Cash at end of period	$46,205,637

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided From (Used for) Operating Activities
Net increase in total net assets resulting from operations	$73,273,081
Decrease in investments	41,393,093
Net realized gain on investment transactions	(8,357,850)
Net realized loss on interest rate swap transactions	1,842,664
Net realized loss on futures contracts	276,495
Net realized foreign exchange gains	(18,921,842)
Net change in unrealized appreciation/depreciation on investments, futures contracts and interest rate swaps	(33,601,985)
Net change in unrealized foreign exchange gains/losses	34,258,659
Decrease in interest receivable	2,476,035
Increase in receivable for investments sold	(1,620,307)
Decrease in interest payable on bank loan	(33,333)
Net change in margin variation on future contracts	797,163
Net decrease in other assets	80,219
Decrease in payable for investments purchased	(54,520,715)
Payments received from broker for interest rate swaps	9,770,000
Payments made to broker for futures contracts	(1,070,971)
Decrease in accrued expenses and other liabilities	(182,025)
Total adjustments	(27,414,700)
Net cash provided from operating activities	$45,858,381

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2012 (unaudited)		For the Year Ended October 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$7.48		$7.27	$6.53	$4.91	$6.99	$6.46
Net investment income	0.19		0.39	0.37	0.35	0.42	0.44
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.09		0.24	0.79	1.73	(2.03)	0.63
Dividends to preferred shareholders from net investment income	–		–	–	–	(0.06)	(0.12)
Total from investment operations applicable to common shareholders	0.28		0.63	1.16	2.08	(1.67)	0.95
Distributions to common shareholders from:
Net investment income	(0.21)		(0.42)	(0.42)	(0.38)	(0.42)	(0.26)
Tax return of capital	–		–	–	(0.09)	–	(0.16)
Total distributions	(0.21)		(0.42)	(0.42)	(0.47)	(0.42)	(0.42)
Effect of Fund shares repurchased	–		–	–	0.01	0.01	–
Net asset value per common share, end of period	$7.55		$7.48	$7.27	$6.53	$4.91	$6.99
Market value, end of period	$7.55		$6.93	$6.90	$6.04	$4.18	$6.29

Total Investment Return Based on(b):
Market value	12.07%		6.59%	21.73%	58.26%	(28.40% )	10.18%
Net asset value	3.83%		9.20%	18.63%	45.66%	(24.32% )	15.62%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,970,207		$1,951,739	$1,897,181	$1,703,352	$1,284,318	$1,853,448
Average net assets applicable to common shareholders (000 omitted)	$1,946,380		$1,937,986	$1,753,665	$1,457,521	$1,741,105	$1,763,579
Net operating expenses	1.42%	(e)	1.49%	1.89%	2.20%	1.85% (d)	1.24% (d)
Net operating expenses without reimbursement	1.42%	(e)	1.49%	1.89%	2.22% (f)	–	–
Net operating expenses, excluding interest expense	1.02%	(e)	1.05%	1.19%	1.37%	1.22%	1.24%
Net investment income	5.04%	(e)	5.30%	5.44%	6.40%	5.51%	4.80%
Portfolio turnover	23%		72%	67%	68%	58%	32%
Senior securities (loan facility) outstanding (000 omitted)	$600,000		$600,000	$600,000	$600,000	$520,000	–
Senior securities (preferred stock) outstanding (000 omitted)	–		–	–	–	–	$600,000
Asset coverage ratio on revolving credit facility at period end(g)	428%		425%	416%	384%	347%	–
Asset coverage per $1,000 on revolving credit facility at period end	$4,284		$4,253	$4,162	$3,839	$3,470	–
Asset coverage ratio on preferred stock at period end(g)	–		–	–	–	–	409%
Asset coverage per share on preferred stock at period end	–		–	–	–	–	$102,227

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six months ended April 30, 2012, and for each of the years ended October 31, 2011, 2010, 2009, 2008, and 2007 their ratio of net investment income before preferred stock dividends to average net assets of common shareholders were 5.04%, 5.30%, 5.44%, 6.40%, 6.44% and 6.65%, respectively.
(d)	Includes expenses of both preferred and common stock.
(e)	Annualized.
(f)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2012

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) regarding fund names, the Fund’s Board of Directors (the “Board”) has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 day’s prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies that do not trade on an exchange are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by a Board approved pricing agent. Forward exchange rate quotations are available for regularly scheduled settlement dates such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis. No quotations are offered for interim settlement dates. An interpolated fair value is derived when the life of the contract is not the same as a life for which quotations are offered.

Future contracts traded on an exchange are valued at settlement price.

Swap Agreements are valued daily based on the terms of the swap agreement by an independent pricing service provider.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s Investment Adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the six months ended April 30, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Securities valued at fair value by applying a valuation factor are generally categorized as Level 2. Generally, debt and other fixed-income securities are categorized as Level 2. For derivative instruments, exchange-traded derivatives, i.e., future contracts, are generally categorized as Level 1 and over-the-counter derivative instruments, i.e., forward contracts and swap contracts, are generally categorized as Level 2. The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

Assets	Level 1*	Level 2*	Level 3
Fixed Income Investments
Commercial Mortgage Backed Security	$–	$6,804,319	$–
Corporate Bonds	–	1,014,709,456	–
Government Bonds	–	1,459,263,261	–
Residential Mortgage Backed Securities	–	9,457,133	–
Total Fixed Income Investments	–	2,490,234,169	–
Short-Term Investment	–	13,921,000	–
Total Investments	$–	$2,504,155,169	$–
Other Financial Instruments
Futures Contracts	$1,288,590	$–	$–
Forward Foreign Currency Exchange Contracts	–	4,650,453	–
Total Other Financial Instruments	$1,288,590	$4,650,453	$–
Total Assets	$1,288,590	$2,508,805,622	$–

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

	Level 1*	Level 2*	Level 3
Liabilities
Other Financial Instruments
Futures Contracts	$(2,335,427)	$–	$–
Forward Foreign Currency Exchange Contracts	–	(3,581,416)	–
Interest Rate Swap Agreements	–	(6,966,849)	–
Total Liabilities – Other Financial Instruments	$(2,335,427)	$(10,548,265)	$–

*	For the six months ended April 30, 2012, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements. For the six months ended April 30, 2012, there have been no significant changes to the fair valuation methodologies.

For further information, please refer to the Portfolio of Investments.

Amounts listed as “–” are $0 or round to $0.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $13,921,000 as of April 30, 2012.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A Securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and
(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. Losses may arise due to changes in the value of the contract or if the counterparty does

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six months ended April 30, 2012, forward contracts were used to manage the exposure to Asian currencies.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value (“NAV”) after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or (loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the six months ended April 30, 2012, futures contracts were used to hedge and manage the interest rate exposure of the Australian bond and U.S. Dollar-denominated Asian credit portfolios.

Swaps:

During the six months ended April 30, 2012, the Fund entered into interest rate swaps to hedge interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2012:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2012		Period Ended April 30, 2012
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments and risk exposure

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$6,966,849

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	4,650,453	Unrealized depreciation on forward currency exchange contracts	3,581,416

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	1,288,590	Unrealized depreciation on futures contracts	2,335,427
Total		$5,939,043		$12,883,692

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amounts listed as “–” are $0 or round to $0.

The Effect of Derivative Instruments on the Statement of Operations for the Six Month Period Ended April 30, 2012

Derivatives Not Accounted for as Hedging Instruments Under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(1,842,664)	$(4,386,700)

Forward foreign exchange contracts (foreign exchange risk)		(2,115,135)	1,924,294

Futures contracts (interest rate risk)		(276,495)	(797,163)
Total		$(4,234,294)	$(3,259,569)

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2012. The volume of futures positions varied throughout the period. The quarterly weighted average of contracts and notional values for the Fund’s future positions were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Fiscal Quarter	1,528	156,704,571
2nd Fiscal Quarter	134	63,786,643

Information about interest rate swaps reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2012. The volume of interest rate swap positions did not vary throughout the period. The quarterly weighted average notional values for the Fund’s interest rate swap positions were as follows:

Quarter	Weighted Average Notional Value
1st Fiscal Quarter	600,000,000
2nd Fiscal Quarter	600,000,000

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2012. During February, the Fund bought into and also sold out of all Australian Dollar positions. The volume of forward contracts varied throughout the period with an average notional value of 853,073,334. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Average Notional Value
1st Fiscal Quarter	1,033,633,808
2nd Fiscal Quarter	672,482,860

The Fund values derivatives at fair value, as described in this note, and recognizes changes in fair value currently in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

(f) Credit-Linked Notes:

The Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(h) Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

(i) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian Dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian Dollars into U.S. Dollars are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(j) Earnings Credits:

The Fund’s custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

(k) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

(a) Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. On March 1, 2012, the previous sub-adviser,

Aberdeen Asset Management Investment Services Limited (“AAMISL”), merged into AAML, which assumed the sub-adviser responsibility of the Fund. There was no change to the portfolio management team or the level or nature of the services provided to the Fund as a result of the merger and the same resources available to AAMISL for the management and compliance oversight of the Fund are available to AAML. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $1,286,806 to the Investment Adviser, with respect to the Fund, during the six months ended April 30, 2012. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager in the amount of $100,000, to be paid in monthly increments.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly at an annual fee rate of 0.125% of

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. During the six months ended April 30, 2012, the Fund incurred investor relations fees of approximately $222,805. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2012, were $595,825,803 and $568,107,066, respectively.

5. Capital

There are 400 million shares of $0.01 par value common stock authorized. At April 30, 2012, there were 260,975,744 shares of common stock issued and outstanding.

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2012 and fiscal year ended October 31, 2011, the Fund did not repurchase any shares through this program.

6. Revolving Credit Facility

On April 11, 2012, the Fund renewed a $600 million loan facility with a 364-day term with a syndicate of major financial institutions led by The Bank of Nova Scotia. For the six months ended April 30, 2012, the balance of the loan outstanding was $600 million, and the average interest rate on the loan facility was 1.25%. The average balance for the six months was $600 million. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six months ended April 30, 2012, the Fund incurred fees of approximately $402,462.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $1 billion.

7. Portfolio Investment Risks

(a) Credit and Market Risk:

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social,

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(c) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(e) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Cost of Investments

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2012 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$2,414,990,002	$98,521,169	$(9,356,002)	$89,165,167

10. Recent Accounting Pronouncements

Fair Valuation:

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements other than the following disclosed subsequent event.

The Fund declared distributions of $0.035 per share payable on June 15, 2012 and July 13, 2012 to shareholders of record as of May 31, 2012 and June 29, 2012, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 22, 2012 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect three directors to serve as Class III directors for three year terms and until their successors are duly elected to qualify:

	Votes For	Votes Withheld
Martin J. Gilbert	219,173,558	4,955,326
William J. Potter	220,610,337	3,518,547
Brian M. Sherman	220,778,394	3,350,490

Directors whose term of office continued beyond this meeting are as follows: P. Gerald Malone, John T. Sheehy, Neville J. Miles and Peter D. Sacks.

Considerations in Approving Investment Sub-Advisory Agreement

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) held on September 7, 2011 (the “Meeting”), the Board, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Directors”), considered and approved for an initial two-year period the investment sub-advisory agreement among the Fund, Aberdeen Asset Management Asia Limited (“Investment Manager”) and Aberdeen Asset Managers Limited (“Sub-Adviser”) (“Sub-Advisory Agreement”). The Sub-Adviser is an affiliate of the Investment Manager. The Investment Manager and the Sub-Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

Representatives from management informed the Board that it planned to merge Aberdeen Asset Management Investment Services Limited (“AAMISL”) into the Sub-Adviser as part of Aberdeen Asset Management PLC’s initiative to consolidate certain Aberdeen advisory entities and that the merger is anticipated to take place in the first quarter of 2012. Accordingly, AAMISL’s sub-advisory responsibilities will be transferred to the Sub-Adviser upon consummation of the merger. Management explained that there will be no change to the Fund’s portfolio managers, as AAMISL portfolio managers are also currently employees of the Sub-Adviser.

In considering approval of the Sub-Advisory Agreement, the Board took into account certain information and materials that the Board received and considered in connection with its annual renewal of the

Fund’s investment management agreements and investment advisory agreements at the Meeting. That approval, on which the Board voted at the Meeting, followed a process during which the Board considered a variety of factors, including for example, the experience and qualifications of the portfolio management team and the Fund’s performance.

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the Meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Fund’s investment management agreements and investment advisory agreements. The Independent Directors also discussed the proposed approval of the Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives from management were present.

In considering whether to approve the Sub-Advisory Agreement, the Board reviewed and analyzed the factors it deemed relevant, including comparative performance, fee and expense information of a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by the Sub-Adviser under the Sub-Advisory Agreement. The Board’s materials also contained information as to the anticipated profitability of the Investment Manager and its affiliates from their relationship with the Fund. In connection with the Board’s consideration of the renewal of the Fund’s investment management and investment advisory agreements, the Board considered the information discussed below. The Board noted that this information was relevant to its consideration of the Sub-Advisory Agreement in view of the similarity of the services to be provided, and the personnel who would be responsible for providing such services, to the Fund by the Sub-Adviser. This information included: (i) the Investment Manager’s and its affiliates’ financial results and financial condition, (ii) the Fund’s investment objective and strategies, (iii) the Investment Manager’s and its affiliates’ investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Investment Manager and its affiliates, and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Fund’s investment advisory and sub-advisory agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving the Sub-Advisory Agreement, the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services.  The Board was satisfied with the nature, quality and extent of services to be provided by the Sub-Adviser. In reaching this conclusion, the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board received information regarding the Investment Manager’s and its affiliates’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Investment Manager and its affiliates. The Board also considered the background and experience of the Sub-Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Board considered the fact that the services to be provided by the Sub-Adviser under the Sub-Advisory Agreement would not change from those currently provided to the Fund by AAMISL. In particular, the Board considered the fact that the AAMISL employees currently providing services to the Fund would continue to provide services to the Fund under the Sub-Advisory Agreement with the Sub-Adviser. In addition, the Board considered the financial condition of the Investment Manager and its affiliates and whether they have the financial wherewithal to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Sub-Adviser’s and its affiliates’ compliance policies and procedures. The Board also took into account the Sub-Adviser’s and its affiliates’ risk management processes. The Board also considered the Investment Manager’s and its affiliates’ brokerage polices and practices. The Board determined that the advisory services to be provided by the Sub-Adviser were extensive in nature and of high quality.

•

Fees and Expenses.  In considering the sub-advisory fee to be paid by the Investment Manager to the Sub-Adviser, the Directors took into consideration certain comparative expense information that was provided to them in connection with the Fund’s annual contract review. The Board noted that the proposed sub-advisory fee under the Sub-Advisory Agreement was identical to the fee payable to AAMISL. The Board also noted that the sub-advisory fee for the Fund would be paid by the Investment Manager, not the Fund, out of its management fee. The Board also noted that the management fee paid by the Fund would not change as a result of the merger.

•

Performance.  The Directors considered certain comparative performance data that, among other information, was provided to them at the Meeting in connection with the annual contract review. The Board received and reviewed, among other performance data, information compiled by Strategic Insight (“SI”) as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund’s performance was in the 2nd quintile for the year-to-date period ended April 30, 2011, was in the 1st quintile for the one- year period ended April 30, 2011, was in the 2nd quintile for the three- year period ended April 30, 2011, and was in the 2nd quintile for the five- year period ended April 30, 2011. The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of the Morningstar Group average, and other Aberdeen-managed funds and two segregated accounts with global bond mandates. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Board also noted that on a gross basis, the Fund outperformed its composite benchmark constructed by the Investment Manager for the one- and three- year periods ended April 30, 2011, and underperformed the benchmark for the five-year period ended April 30, 2011. The Board took into account management’s

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark over the longer-term, including market conditions. The Board also considered the fact that the Fund’s portfolio management team and research support is not expected to be impacted as a result of the transition from AAMISL to the Sub-Adviser. The Board concluded that overall performance results were satisfactory and supported the approval of the Sub-Advisory Agreement.

•

Economies of Scale.  The Board also considered the effect of the Fund’s growth in size on its performance and fees. The Board noted that if the Fund’s assets increase over time, the Fund may realize economies of scale if assets increase proportionally more than certain other fixed expenses. However, because the sub-advisory fees are paid by the Investment Manager and not the Fund, the Board determined that the potential for economies of scale with respect to the Sub-Adviser’s management of the Fund was not a material factor in approving the Sub-Advisory Agreement.

•	Profitability; Ancillary Benefits. In considering the anticipated profitability to the Investment Manager and its affiliates of their relationships with the Fund, the Board noted that the proposed sub-advisory fee under the Sub-Advisory Agreement would be paid by the Investment Manager out of the management fee that it receives from the Fund. The Board also took into account that the proposed sub-advisory fee was identical to the fee paid to AAMISL, and that as a result, the Investment Manager’s and its affiliates’ profitability is not anticipated to change as a result of the new Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Board, including a majority of the Independent Directors, concluded that approval of the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the Sub-Advisory Agreement.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Brian M. Sherman

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Anthony Michael, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2012, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 –	Code of Ethics.

Not applicable to this filing.

Item 3 –	Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4 –	Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5 –	Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6 –	Investments.

(a) Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR. (b) Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not required to be included in this filing

(b) During the period ended April 30, 2012, there was no change in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 6, 2012.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2011	0	0	0	26,097,574
December 1 through December 31, 2011	0	0	0	26,097,574
January 1 through January 31, 2012	0	0	0	26,097,574
February 1 through February 29, 2012	0	0	0	26,097,574
March 1 through March 31, 2012	0	0	0	26,097,574
April 1 through April 30, 2012	0	0	0	26,097,574
Total	0	0	0	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 –	Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2012, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 –	Controls and Procedures.

(a)    It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)    There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	Exhibits.

(a)(1)Not applicable.

(a)(2)Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: June 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: June 21, 2012

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: June 21, 2012

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications